Convertible Preferred Shares	12 Months Ended
Dec. 31, 2019
Temporary Equity Disclosure [Abstract]
Convertible Preferred Shares
9.	Convertible Preferred Shares

Upon the closing of the IPO in February 2019, all shares of the Company’s outstanding Series A preferred shares automatically converted into 91,600,398 ordinary shares. At December 31, 2019, the Company has no Series A convertible preferred shares authorized or outstanding.

At December 31, 2018, the Company had authorized 106,666,667 shares of Series A preferred shares, $0.0003 par value, and there were 91,600,398 shares issued and outstanding. The rights and preferences of the Series A preferred shares were as follows:

Conversion—At any time at the holder’s request and automatically upon the closing of a qualified IPO or sale of the Company, Series A preferred shares were convertible into ordinary shares at a ratio which was computed by dividing the original issue price by the applicable conversion price. A qualified IPO was defined under our articles of association as a fully underwritten public offering of ordinary shares in which aggregate gross proceeds equal or exceed $35.0 million pursuant to an effective registration statement under the Securities Act or in a jurisdiction outside of the United States. The initial conversion price of $2.30769 was subject to adjustment if the Company subsequently issued or sold ordinary shares or Series A preferred shares at a per share price that was less than the conversion price in effect at that time. At December 31, 2018, the applicable conversion ratio was 1:1.

Dividends—Series A preferred shares were entitled to receive, when and as declared by the board of directors, preferential cash dividends at a rate at least equal to 8% of the original issue price. Such dividends were not cumulative. No dividends were declared.

Redemption Rights—Series A preferred shares did not have any stated redemption rights.

Liquidation Rights—In the event of a liquidation, dissolution, or winding-up of the Company, Series A preferred shares were entitled to be paid an amount first out of legally available funds available for distribution to holders of the Company’s capital share an amount equal to $2.30769 per share, plus all declared but unpaid dividends with respect to each such shares, as adjusted for any share dividend, share split, recapitalization, or other similar event. After payment of all preferential amounts, any assets and funds of the Company that remain available would have been distributed on a pro rata basis among the holders of ordinary shares.

Voting Rights—Series A preferred shares were entitled to the number of votes equal to the number of ordinary shares into which the Series A preferred shares were convertible. Preferred and ordinary shareholders voted together as a single class except for the election of the Company’s board of directors. For such election, holders of Series A preferred shares had the right to elect two directors and the holders of ordinary shares had a right to appoint one director.